Net results of financial transactions (Tables)	12 Months Ended
Dec. 31, 2021
Net results of financial transactions
Schedule of net results of financial transactions

Skr mn	2021	2020	2019
Derecognition of financial instruments not measured at fair value through profit or loss:
Financial assets at amortized cost	33	14	19
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)	-569	-488	-5,590
Mandatorily	582	466	5,710
Financial instruments under fair-value hedge accounting:
Net results of the hedging instrument	-3,397	1,277	2,846
Net results of the hedged item	3,409	-1,191	-2,761
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	-2	5	2
Total net results of financial -transactions	56	83	226